Exhibit 10.3.1

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THISS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into on ________________ 2003, by and among FLANDERS CORPORA,TION ("Flanders," individually and, in its capacity as the representative of the other Borrowers, "Borrowers" Agent"), a North Carolina corporation, FLANDERS/PRECISIONAIRE CORP., a North Carolina corporation. ("Flanders/Precisionaire") FLANDERS FILTERS, INC., a North Carolina corporation ("Filters"); FLANDERS/CSC CORPORATION, a North Carolina corporation ("CSC"), PRECISIONAlRE, INC. a Florida corporation ("Precisionaire"), PRECISIONAIRE OF UTAH, INC., a Utah corporation ("Utah"), ECO-AIR PRODUCTS) INC., a California corporation ("Eco-Air") AIR SEAL FILTER HOUSINGS, INC., a "Texas corporation ("Air Seal"), and FLANDERS REALTY CORP., a North Carolina corporation ("Flanders Realty") (all of the foregoing collectively referred to herein as "Borrowers" and individually as a "Borrower"), each with its chief executive office and principal p]ace of business at 2399 26th Avenue North, St. Petersburg, Florida 33734, and FLEET CAPITAL CORPORATION (together with its Successors and assigns, "Lender"), a Rhode Island corporation with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339.

Recitals:

Lender and Borrowers are parties to a. certain Loan and Security Agreement dated October 18, 2002J as amended by that certain First Amendment to Loan and Security Agreement dated October 18, 2002, as amended by that certain Second Amendment to Loan and Security Agreement dated November 19, 2002 (as at any time amended, the "Loan Agreement"), pursuant to which Lender has agreed to make certain revolving credit and term loans to Borrowers.

The parties desire to amend the Loan Agreement as hereinafter set forth.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.

Definitions.  All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

2.

Amendment to Loan Agreement.  The Loan Agreement is hereby amended by deleting Section 9.2.9 of the Loan Agreement and by substituting the following new Section 9.2.9 in lieu thereof.

9.2.9 Capital Expenditures.  Make Capital Expenditures (including, expenditures by way of capitalized 1eases) which7 in the aggregate, as to all Borrowers and their Subsidiaries, exceed (i) $4,000,000 during Fiscal Year 2002 of Borrowers, (ii) $5,250,000 during Fiscal Year 2003 of Borrowers, and (iii) $3,250,000 during each Fiscal Year of Borrowers thereafter.

3.

Ratification and Reaffirmation.  Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

4.

 Acknowledgments and Stipulations.  Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other siml1ar laws of general application, affecting the enforcement of creditors rights and the 'application of general principles of equity; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); the security interests and liens granted by such Borrower in favor of Lender are duly perfected, first priority security interests and liens to the extent contemplated by the Loan Documents; and the unpaid principal amount of the Loans and the LC Outstandings on and as of August 28, 2003, totaled $18,822,044.39.

5.

Representations and Warranties.  Each Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate .action on the part of such Borrower and this Amendment has been dilly executed and delivered by such Borrower; and all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct on and as of the date hereof.

6.

Reference to Loan Agreement.  Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment

7.

 Breach of Amendment.  This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein, shall constitute an Event of Default.

8.

Expenses of Lender.  Each Borrower agrees to pay, on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

9.

Effectiveness; Governing Law.  This Amendment shall be effective upon acceptance by Lender in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

10.

Successors and Assigns.  This Amendn1ent shall be binding upon and inure to the benefit of the parties meta and their respective Successors and assigns

11.

No Novation, etc.  Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in fun force and effect.  This Amendment is not intended to bet nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

12.

Counterparts: Telecopied Signatures.  This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed. shall be deemed an original, but on such counterparts shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

13.

Further Assurances.  Each Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

14.

Section Titles.  Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

15.

Release of Claims.  To induce Lender to enter into this Amendment, each Borrower hereby releases, acquits and forever discharge Lender, and all officers, directors, agents, employees, successors and assigns of Lender, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Lender arising under or in connection with any of the Loan Documents or otherwise.  Each Borrower represents and warrants to Lender- that such Borrower has not transferred or assigned to any Person any claim such Borrower ever had or claimed to have against Lender.

16.

Waiver of Jury Trial.  To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal, and delivered by their respective duly authorized officers on the date first written above.

FLANDERS CORPORATION

ATTEST

("Borrower")

/s/ Jeanetta Brown

By:

/s/ Steven K. Clark

Jeanetta M. Brown, Secretary

Steven K. Clark, Chief Financial

[CORPORATE SEAL]

Officer and Chief Operating Officer

FLANDERS/PRECISIONAIRE CORP.

ATTEST

("Borrower")

/s/ Jeanetta Brown

By:

/s/ Steven K. Clark

Jeanetta M. Brown, Secretary

Steven K. Clark, President and Treasurer

[CORPORATE SEAL]

FLANDERS FILTERS, INC.

ATTEST

("Borrower")

/s/ Jeanetta Brown

By:

/s/ Steven K. Clark

Jeanetta M. Brown, Secretary

Steven K. Clark, President and Treasurer

[CORPORATE SEAL]

FLANDERS/CSC corporation

ATTEST

("Borrower")

/s/ Jeanetta Brown

By:

/s/ Steven K. Clark

Jeanetta M. Brown, Secretary

Steven K. Clark, President and Treasurer

[CORPORATE SEAL]

PRECISIONAIRE OF UTAH, INC.

ATTEST

("Borrower")

/s/ Jeanetta Brown

By:

/s/ Steven K. Clark

Jeanetta M. Brown, Secretary

Steven K. Clark, President and Treasurer

[CORPORATE SEAL]

PRECISIONAIRE, INC.

ATTEST

("Borrower")

/s/ Jeanetta Brown

By:

/s/ Steven K. Clark

Jeanetta M. Brown, Secretary

Steven K. Clark, President and Treasurer

[CORPORATE SEAL]

ECO-AIR PRODUCTS, INC.

ATTEST

("Borrower")

/s/ Jeanetta Brown

By:

/s/ Steven K. Clark

Jeanetta M. Brown, Secretary

Steven K. Clark, President and Treasurer

[CORPORATE SEAL]

AIR SEAL FILTER HOUSINGS, INC.

ATTEST

("Borrower")

/s/ Jeanetta Brown

By:

/s/ Steven K. Clark

Jeanetta M. Brown, Secretary

Steven K. Clark, President and Treasurer

[CORPORATE SEAL]

FLANDERS REALTY CORP.

ATTEST

("Borrower")

/s/ Jeanetta Brown

By:

/s/ Steven K. Clark

Jeanetta M. Brown, Secretary

Steven K. Clark, President and Treasurer

[CORPORATE SEAL]

Accepted in Atlanta, Georgia:

FLEET CAPITAL CORPORATION

("Lender")

By:

Title:

CONSENT AND REAFFIRMATION

Each of the undersigned guarantors of the Obligations of Borrowers at any time owning to Lender hereby (i) acknowledges receipt of a copy of the foregoing Third Amendment to Loan and Security Agreement; (ii) consents to each Borrower's execution and delivery thereof and of the other documents, instruments or agreements that any Borrower agrees to execute and deliver pursuant thereto; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.

IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation as of the date of such Third Amendment to Loan and Security Agreement.

FLANDERS INTERNATIONAL PTE LTD.

WITNESS:

("Guarantor")

/s/ Jeanetta Brown

By:

/s/ Steven K. Clark

Jeanetta M. Brown

Steven K. Clark, Managing Director

[CORPORATE SEAL]

AIRSEAL WEST, INC.

ATTEST

("Guarantor")

/s/ Jeanetta Brown

By:

/s/ Steven K. Clark

Jeanetta M. Brown, Secretary

Steven K. Clark, President and Treasurer

[CORPORATE SEAL]

FLANDERS-VIRGINIA, INC. (f/k/a Tidewater

Air Filter Fabrication Company, Inc.

ATTEST

("Guarantor")

/s/ Jeanetta Brown

By:

/s/ Steven K. Clark

Jeanetta M. Brown, Secretary

Steven K. Clark, President and Treasurer

[CORPORATE SEAL]

FLANDERS AIRIA TECHNOLOGIES, INC.

ATTEST

("Guarantor")

/s/ Jeanetta Brown

By:

/s/ Steven K. Clark

Jeanetta M. Brown, Secretary

Steven K. Clark, President and Treasurer

[CORPORATE SEAL]

AIRPURE FILTER SALES AND

SERVICE, INC.

ATTEST

("Guarantor")

/s/ Jeanetta Brown

By:

/s/ Steven K. Clark

Jeanetta M. Brown, Secretary

Steven K. Clark, President and Treasurer

[CORPORATE SEAL]

SUPERIOR DIECUTTING, INC.

ATTEST

("Guarantor")

/s/ Jeanetta Brown

By:

/s/ Steven K. Clark

Jeanetta M. Brown, Secretary

Steven K. Clark, CFO/Treasurer

[CORPORATE SEAL]

FLANDERS-RICHMOND, INC.

ATTEST

("Guarantor")

/s/ Jeanetta Brown

By:

/s/ Steven K. Clark

Jeanetta M. Brown, Secretary

Steven K. Clark, President and Treasurer

[CORPORATE SEAL]

MTC/ej/312668